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                                                                                                                Exhibit 99 (c)

                                                                                   TXU US Holdings Company
                                                                                 (for TXU Energy Company LLC)
                                                                                Detail of Long-Term Debt as of
                                                                                     September 30, 2002



                                                                      Interest Rate                       Principal    Maturity
    Description                                                           Basis           Coupon Rate       Amount       Date
----------------------------                                         -------------       -----------     ---------    --------
                                                                                                     (Millions of Dollars)
TXU Energy Company
    Pollution Control Revenue Bonds Series (PCRB):
    Brazos River Authority (BRA):
    PCRB - BRA Taxable Series 1993                                       Floating (a)      1.730%            $44       6/1/23
    PCRB - BRA Series 1994A                                              Fixed             4.900%             39       5/1/29
    PCRB - BRA Series 1994B                                              Fixed             5.400%             39       5/1/29
    PCRB - BRA Series 1995A                                              Fixed             5.400%             50       4/1/30
    PCRB - BRA Series 1995B                                              Fixed             5.050%            118       6/1/30
    PCRB - BRA Series 1999A                                              Fixed             4.800%            111       4/1/33
    PCRB - BRA Series 1999B                                              Floating (a)      1.450%             16       9/1/34
    PCRB - BRA Series 1999C                                              Floating (a)      1.450%             50       3/1/32
    PCRB - BRA Series 2001A                                              Fixed             4.950%            121      10/1/30
    PCRB - BRA Series 2001B                                              Fixed             4.750%             19       5/1/29
    PCRB - BRA Series 2001C                                              Fixed             5.750%            274       5/1/36
    PCRB - BRA Series 2001D                                              Fixed             4.250%            271       5/1/33
    PCRB - BRA Taxable Series 2001F                                      Floating (a)      1.810%             39     12/31/36
    PCRB - BRA Taxable Series 2001G                                      Floating (a)      1.810%             72     12/31/36
    PCRB - BRA Taxable Series 2001H                                      Floating (a)      1.810%             31     12/31/36
    PCRB - BRA Taxable Series 2001I                                      Floating (a)      1.810%             63     12/31/36
    PCRB - BRA Series 2002A                                              Floating (a)      1.800%             61       5/1/37

    Sabine River Authority of Texas (SRA):
    PCRB - SRA Series 2000A                                              Fixed             6.450%             51       6/1/21
    PCRB - SRA Series 2001A                                              Fixed             5.500%             91       5/1/22
    PCRB - SRA Series 2001B                                              Fixed             5.750%            107       5/1/30
    PCRB - SRA Series 2001C                                              Fixed             4.000%             70       5/1/28
    PCRB - SRA Taxable Series 2001D                                      Floating (a)      1.810%             12     12/31/36
    PCRB - SRA Taxable Series 2001E                                      Floating (a)      1.810%             45     12/31/36

    Trinity River Authority of Texas (TRA):
    PCRB - TRA Series 2000A                                              Fixed             4.900%             14       5/1/28
    PCRB - TRA Series 2001A                                              Fixed             5.000%             37       5/1/27

    TXU Mining Co. - 6 7/8% Senior Notes                                 Fixed             6.875%             30       8/1/05
    TXU Mining Co. - 7% Senior Notes                                     Fixed             7.000%             73       5/1/03
    Other Long-term debt                                                                                       6
    Capital Lease                                                        Fixed                                11
                                                                                                          ------
                     Total TXU Energy (Including Debt Due Currently)                                      $1,965
                                                                                                          ======
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        NOTE:

    (a) Interest rate in effect at September 30, 2002.